Organization and principal activities (Details)	Aug. 16, 2025	Feb. 04, 2004
Organization and principal activities (Details) [Line Items]
Equity transfer agreement description	On August 16, 2025, Chromarie WFOE entered into an equity transfer agreement with the shareholders of Henan Lingbao. Pursuant to the equity transfer agreement, each of the shareholders of Henan Lingbao transferred to Chromarie WFOE their respective equity interests in Henan Lingbao with a total consideration of RMB31,780,000 (US$4,425,136). The transaction was completed on September 8, 2025. Chromarie Cayman completed the reorganization of entities under common control of its then existing shareholder, Ms. Fu Zhonghua, who collectively owned 85.6% of the equity interests of the Company prior to the reorganization.
WFOE [Member]
Organization and principal activities (Details) [Line Items]
Ownership percentage		99.00%